SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

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[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                               VENATOR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                             GREENWAY PARTNERS, L.P.
                               GARY K. DUBERSTEIN
                                ANDREW P. HINES
                               ALFRED D. KINGSLEY
                                  HOWARD STEIN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                                                              July 12, 1999

                          THE RECORD SPEAKS FOR ITSELF



                            [STOCK PERFORMANCE CHART*]




December 12, 1994                                     July 7, 1999
Closing Prices:                                       Closing Prices:
DJIA       3807                                       DJIA      11187
S&P 500    459                                        S&P 500   1396
Z          14-1/4                                     Z         9-1/2


Z FACTS

December 1994              Roger Farah hired; December 11, 1994
April 1995                 Dividend Suspended after 83 years
January 1996               Director's Annual Retainer INCREASED to $40,000 from
                           $24,000, Directors required to take at least $20,000
                           in stock.
March 1997                 Stock removed from Dow Jones 30 industrials
April 1998                 Board adopted new poison pill June 1998 Name changed
                           from Woolworth to Venator December 1998 Stock removed from S&P 500 April 1999 Board renewed Roger Farah's contract; old contract did not expire until 1/31/2000.


It appears that, since 1990 current directors have only made net purchases of about 20,000 shares in the open market. Roger Farah has not purchased any shares in the open market but has received, through Company compensation arrangements, about 600,000 shares and options to purchase an additional 1,475,000 shares.



---------
* TABULAR REPRESENTATION OF CHART IN APPENDIX HERETO

                                    Appendix


      Week of                    High        Low
      -------                    ----        ---

      5-Jul-99                   9.875         9.25
     28-Jun-99                 10.8125         9.25
     21-Jun-99                   9.875         9.25
     14-Jun-99                  10.125        8.375
      7-Jun-99                  10.875        8.875
     31-May-99                 11.3125       10.375
     24-May-99                  11.625       9.8125
     17-May-99                      12        10.75
     10-May-99                 11.8125       9.1875
      3-May-99                  11.375          9.5
     26-Apr-99                    11.5         9.25
     19-Apr-99                      10       8.3125
     12-Apr-99                  9.6875          7.5
      5-Apr-99                    8.75        6.875
     29-Mar-99                  7.4375        6.875
     22-Mar-99                    7.25       5.9375
     15-Mar-99                  6.4375       5.5625
      8-Mar-99                  5.3125       4.3125
      1-Mar-99                   5.375          4.5
     22-Feb-99                   5.125         4.25
     15-Feb-99                  4.5625       3.1875
      8-Feb-99                  5.3125        4.375
      1-Feb-99                  5.4375        4.875
     25-Jan-99                  5.8125         4.25
     18-Jan-99                  6.6875       5.5625
     11-Jan-99                  7.6875        6.375
      4-Jan-99                  7.8125       6.5625
     28-Dec-98                    6.75       5.8125
     21-Dec-98                  7.3125            6
     14-Dec-98                   7.375       6.8125
      7-Dec-98                   7.875       6.4375
     30-Nov-98                  8.1875       6.8125
     23-Nov-98                    8.75       8.1875
     16-Nov-98                 10.9688          8.5
      9-Nov-98                 12.5625        9.875
      2-Nov-98                  10.375        8.375
     26-Oct-98                    9.25       8.1875
     19-Oct-98                   9.375       7.9375
     12-Oct-98                     8.5         7.25
      5-Oct-98                  8.9375         6.75
     28-Sep-98                   9.875        8.125
     21-Sep-98                 10.6875       9.3125
     14-Sep-98                 11.4375        9.375
      7-Sep-98                   9.375       8.4375
     31-Aug-98                  10.125       8.4375
     24-Aug-98                 11.3125       9.1875
     17-Aug-98                      13        10.75
     10-Aug-98                 14.0625       12.375
      3-Aug-98                 14.4375      12.5625
     27-Jul-98                  16.125      14.3125
     20-Jul-98                  17.125      15.6875
     13-Jul-98                  18.125       16.875
      6-Jul-98                      21        17.25
     29-Jun-98                    21.5         18.5
     22-Jun-98                  19.625         18.5
     15-Jun-98                  19.875           19
      8-Jun-98                 21.0625      19.5625
      1-Jun-98                      20           19
     25-May-98                 20.4375      19.4375
     18-May-98                 20.9375      20.3125
     11-May-98                 21.5625      20.8125
      4-May-98                   23.25         20.5
     27-Apr-98                 23.3125      22.1875
     20-Apr-98                  24.875           23
     13-Apr-98                 24.9375      24.0625
      6-Apr-98                  25.875       24.875
     30-Mar-98                 25.5625        24.75
     23-Mar-98                   27.25      25.5625
     16-Mar-98                 26.9375       24.375
      9-Mar-98                 25.0625       23.625
      2-Mar-98                      24      23.0625
     23-Feb-98                   24.25        23.25
     16-Feb-98                      24           23
      9-Feb-98                 23.4375         21.5
      2-Feb-98                   22.75         21.5
     26-Jan-98                 22.3125        19.75
     19-Jan-98                 20.3125        19.75
     12-Jan-98                 20.1875      18.5625
      5-Jan-98                 20.8125       19.625
     29-Dec-97                 20.8125        19.75
     22-Dec-97                  20.625       19.625
     15-Dec-97                 21.6875       19.375
      8-Dec-97                  22.375      20.1875
      1-Dec-97                   23.25       21.125
     24-Nov-97                   22.25        20.75
     17-Nov-97                  21.375       19.875
     10-Nov-97                 20.9375         19.5
      3-Nov-97                   21.75         18.5
     27-Oct-97                 19.6875        18.25
     20-Oct-97                   20.25        19.25
     13-Oct-97                  21.375      19.8125
      6-Oct-97                  22.375      19.9375
     29-Sep-97                 22.4375        21.75
     22-Sep-97                  22.125      21.4375
     15-Sep-97                      24         21.5
      8-Sep-97                 23.6875      22.6875
      1-Sep-97                    23.5       22.375
     25-Aug-97                  24.875       22.125
     18-Aug-97                  26.125        24.25
     11-Aug-97                  27.875      25.5625
      4-Aug-97                   28.75         27.5
     28-Jul-97                 28.4375        26.75
     21-Jul-97                 28.1875       26.875
     14-Jul-97                 27.9375       23.875
      7-Jul-97                    26.5       24.625
     30-Jun-97                 25.6875           24
     23-Jun-97                  25.375           24
     16-Jun-97                    26.5        25.25
      9-Jun-97                  26.875       23.875
      2-Jun-97                   24.75       23.625
     26-May-97                  24.625       23.125
     19-May-97                  23.625         22.5
     12-May-97                  22.625       21.125
      5-May-97                  21.625       20.625
     28-Apr-97                   21.75       19.375
     21-Apr-97                      21         18.5
     14-Apr-97                    21.5       19.625
      7-Apr-97                  22.625        21.25
     31-Mar-97                  23.375        21.75
     24-Mar-97                    23.5        22.75
     17-Mar-97                  23.625       22.375
     10-Mar-97                  24.125        21.25
      3-Mar-97                    22.5         20.5
     24-Feb-97                    21.5        19.75
     17-Feb-97                    20.5       19.375
     10-Feb-97                   20.25         19.5
      3-Feb-97                    20.5       19.375
     27-Jan-97                  20.875       19.625
     20-Jan-97                  21.375        20.25
     13-Jan-97                  21.375       20.625
      6-Jan-97                 21.5625        20.25
     30-Dec-96                    22.5           21
     23-Dec-96                  22.125       21.125
     16-Dec-96                   23.25       21.375
      9-Dec-96                   23.75           23
      2-Dec-96                  24.375       22.375
     25-Nov-96                  24.125       23.625
     18-Nov-96                   25.25        23.75
     11-Nov-96                   25.25        21.75
      4-Nov-96                      22       20.625
     28-Oct-96                  21.875        20.75
     21-Oct-96                  22.375       21.375
     14-Oct-96                   22.25       20.875
      7-Oct-96                   21.75        20.75
     30-Sep-96                    21.5       20.625
     23-Sep-96                  21.625         20.5
     16-Sep-96                      22         21.5
      9-Sep-96                      22       20.875
      2-Sep-96                   21.25       20.375
     26-Aug-96                  21.875           21
     19-Aug-96                    21.5       20.875
     12-Aug-96                  22.375        20.25
      5-Aug-96                   20.75         19.5
     29-Jul-96                    19.5       18.625
     22-Jul-96                    20.5       19.375
     15-Jul-96                  21.125       19.375
      8-Jul-96                   21.75       20.375
      1-Jul-96                  22.625         21.5
     24-Jun-96                  22.625       20.875
     17-Jun-96                  22.625       21.125
     10-Jun-96                   23.25       21.875
      3-Jun-96                  23.125       20.375
     27-May-96                  21.875        20.25
     20-May-96                  21.875        20.75
     13-May-96                  20.875         18.5
      6-May-96                  19.125        18.25
     29-Apr-96                    19.5         18.5
     22-Apr-96                   19.75        18.25
     15-Apr-96                   18.75         17.5
      8-Apr-96                   18.25           15
      1-Apr-96                  15.875       15.125
     25-Mar-96                  15.875       14.875
     18-Mar-96                      16       15.125
     11-Mar-96                      16       13.625
      4-Mar-96                   15.25       12.375
     26-Feb-96                  12.625        11.75
     19-Feb-96                   12.25        11.75
     12-Feb-96                  12.875       12.125
      5-Feb-96                  12.875       11.375
     29-Jan-96                      12       10.875
     22-Jan-96                  11.375           10
     15-Jan-96                  10.875        9.375
      8-Jan-96                  12.375         10.5
      1-Jan-96                   13.25        12.25
      1-Jan-96                  13.625        12.25
     18-Dec-95                  13.875        13.25
     11-Dec-95                  14.625           14
      4-Dec-95                  15.125        14.25
     27-Nov-95                  15.375       14.625
     20-Nov-95                    15.5       15.125
     13-Nov-95                   15.75       13.875
      6-Nov-95                  14.375        13.75
     30-Oct-95                  14.875       13.875
     23-Oct-95                   15.75         14.5
     16-Oct-95                  16.875       15.625
      9-Oct-95                  16.875       15.125
      2-Oct-95                      16        15.25
     25-Sep-95                   16.25           15
     18-Sep-95                  15.625       13.625
     11-Sep-95                    14.5        13.75
      4-Sep-95                  14.375       12.875
     28-Aug-95                  13.375        12.75
     21-Aug-95                  13.875           13
     14-Aug-95                   14.25        13.75
      7-Aug-95                  14.875       13.875
     31-Jul-95                  15.875       14.625
     24-Jul-95                  16.125       15.375
     17-Jul-95                   15.75       14.625
     10-Jul-95                      15       14.375
      3-Jul-95                   15.25        14.75
     26-Jun-95                    15.5       14.625
     19-Jun-95                  15.625       15.125
     12-Jun-95                   15.75        15.25
      5-Jun-95                   16.25           15
     29-May-95                    15.5       14.875
     22-May-95                  15.375       14.875
     15-May-95                  16.125           15
      8-May-95                  16.375        15.25
      1-May-95                  16.375         15.5
     24-Apr-95                  16.125       15.125
     17-Apr-95                  16.375        14.75
     10-Apr-95                  18.875       15.625
      3-Apr-95                  19.375           18
     27-Mar-95                    18.5        17.25
     20-Mar-95                      18        16.25
     13-Mar-95                    16.5       15.625
      6-Mar-95                  15.875           15
     27-Feb-95                   15.75           15
     20-Feb-95                    15.5        14.75
     13-Feb-95                  15.875           15
      6-Feb-95                    16.5       15.625
     30-Jan-95                  16.375         15.5
     23-Jan-95                  15.875      15.2297
     16-Jan-95                 16.2203      15.4774
      9-Jan-95                 16.5917      15.8488
      2-Jan-95                 16.8394      15.3535
      2-Jan-95                 15.9726      14.2392
     19-Dec-94                 14.7344      13.9915
     12-Dec-94                  14.363      13.6201
      5-Dec-94                 14.2392      13.3724